Exhibit 99.1

Kipling Holdings, Inc.

Financial Statements

Table of Contents

Page

Independent Auditor’s Report

Financial Statements

Audited Financial Statements
Balance Sheet as of December 31, 2005	2
Statement of Operations for the period December 1, 2005 (inception) to December 31, 2005	3
Statement of Changes in Shareholders’ Deficit for the period December 1, 2005 (inception) to December 31, 2005	4
Statement of Cash Flows for the period December 1, 2005 (inception) to December 31, 2005	5
Notes to Financial Statements for the year ended December 31, 2005	6-12

Unaudited Financial Statements
Balance Sheet as of September 30, 2006	1
Statement of Operations for the nine months ended September 30, 2006	2
Statement of Cash Flows for the nine months ended September 30, 2006	3
Notes to unaudited Financial Statements for the nine months ended September 30, 2006	4

Pro Forma financial Information
Introduction
Unaudited Pro Forma Balance Sheet as of September 30, 2006	3
Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2005	4
Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2006	5
Notes to the Unaudited Pro Forma Financial Statements	5

KIPLING HOLDINGS, INC.
BALANCE SHEET
DECEMBER 31, 2005

ASSETS

CURRENT ASSETS
Cash	$260,677
Accounts receivable, other	21,575
Accrued interest receivable	1,800

Total current assets	284,052

NONCURRENT ASSETS
Investment in Worthington Hospitality, L.L.L.P.	4,480,564
Unsecured note receivable	900,000
Deferred financing costs--net of $729 amortization	42,996
Total noncurrent assets	5,423,560

TOTAL ASSETS	$5,707,612

LIABILITIES AND SHAREHOLDERS' DEFICIT

CURRENT LIABILITIES
Accounts payable and accrued expenses	$3,818
Accrued salaries and payroll expenses	13,450
Accrued dividends on preferred stock	1,000
Series A preferred stock, par value $.001, 100,000 shares issued and outstanding, cumulative dividend of $.01 per share per month, aggregated liquidation value of $100,000 and redeemable at the option of the company with a redemption value of $150,000, and
related paid-in-capital	100,000
Derivative liability	1,671,507
Amount due to affiliate	6,543

Total current liabilities	1,796,318

NONCURRENT LIABILITIES
Secured convertible debenture payable, net of $2,245,507 discount	3,979,493
Accrued interest payable	29,846
Total noncurrent liabilities	4,009,339

TOTAL LIABILITIES	5,805,657

COMMITMENTS AND CONTINGENCIES	-

SHAREHOLDERS' DEFICIT
Common stock, par value $.001, 2,000,000 shares
authorized, 1,500,000 shares issued and outstanding	1,500
Additional paid-in-capital	9,000
Retained deficit	(108,544)

Total shareholders' deficit	(98,044)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$5,707,612

The accompanying notes are an integral part of these Financial Statements

KIPLING HOLDINGS, INC.
STATEMENT OF OPERATIONS
FOR THE PERIOD DECEMBER 1, 2005 (INCEPTION) TO DECEMBER 31, 2005

REVENUE	$-

OPERATING EXPENSES
Salaries and benefits	13,450
Business development, travel, and entertainment	6,478
Professional fees	12,831
General and administrative, other	294

Total operating expenses	33,053

OTHER (INCOME) EXPENSE

Interest expense	61,869
Other	500
Net change in fair value of derivative liability	16,477
Interest income	(2,216)
Interest income from investment in partnership	(2,139)

Total other expense	74,491

NET LOSS	(107,544)

Preferred dividends paid	(1,000)

LOSS APPLICABLE TO COMMON SHARES	$(108,544)

Loss per common share - basic and diluted	$(0.07)

Weighted average common shares outstanding -
basic and diluted	1,500,000

The accompanying notes are an integral part of these Financial Statements

KIPLING HOLDINGS, INC.
STATEMENT OF CHANGES IN SHAREHOLDERS' DEFICIT
FOR THE PERIOD DECEMBER 1, 2005 (INCEPTION) TO DECEMBER 31, 2005

			Additional		Total
	Common Stock		Paid-in	Retained	Shareholder's
	Shares	Amount	Capital	Deficit	Deficit
Balance, December 1, 2005 (inception)	-	$-	$-	$-	$-
Issuance of common stock	1,500,000	1,500	9,000	-	10,500
Net loss	-	-	-	(107,544)	(107,544)
Preferred dividends paid	-	-	-	(1,000)	(1,000)
Balance, December 31, 2005	1,500,000	$1,500	$9,000	$(108,544)	$(98,044)

The accompanying notes are an integral part of these Financial Statements

KIPLING HOLDINGS, INC.
STATEMENT OF CASH FLOWS
FOR THE PERIOD DECEMBER 1, 2005 (INCEPTION) TO DECEMBER 31, 2005

CASH FLOWS FROM OPERATING ACTIVITIES

Net loss	$(107,544)
Adjustment to reconcile net loss to net cash
provided by operating activities:
Increase in accounts receivable	(23,375)
Increase in accounts payable and accrued expenses	131,321

Net cash provided by operating activities	402

CASH FLOWS FROM INVESTING ACTIVITIES	-

CASH FLOWS FROM FINANCING ACTIVITIES
Purchase of common stock	10,000
Purchase of preferred stock	100,000
Proceeds from issuance of convertible debenture	150,275

Net cash provided by financing activities	260,275

NET INCREASE IN CASH	260,677
CASH, BEGINNING OF PERIOD	-
CASH, END OF PERIOD	$260,677

SUPPLEMENTAL DISCLOSURE OF CASH FLOW
INFORMATION:
Interest paid	$-
Taxes paid	$-

SUPPLEMENTAL DISCLOSURE OF NON CASH
INVESTING AND FINANCING ACTIVITIES
Purchase of interest in hotel:
Non cash purchase of investment in partnership	$4,500,000
Note receivable associated with investment	$900,000
Issuance of securred convertible debenture	$6,225,000
Discount associated with securred convertible debenture	$2,277,530
Derivative liability associated with securred convertible debenture	$1,655,030
Issuance of common stock	$500

The accompanying notes are an integral part of these Financial Statements

Kipling Holdings, Inc.
Notes to Financial Statements
December 31, 2005

Note 1 - Organization and Nature of Business

Kipling Holdings, Inc., a Delaware Corporation, was formed December 1, 2005. The Company primarily provides capital for investments in the hospitality industry. The Company has purchased a thirty percent interest in a partnership which owns a Hilton hotel under construction in West Palm Beach, Florida.

Note 2 - Summary of Significant Accounting Policies

Cash and Cash Equivalents

For the purposes of the statement of cash flows, the Company considers cash and highly liquid investments with maturities of three months or less when purchased to be cash and cash equivalents.

Organization and Start-Up Costs

In accordance with AICPA Statement of Position 98-5, start-up and organization costs have been expensed as incurred.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of support and revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

The Company records its federal tax liability in accordance with Financial Accounting Standards Board Statement No. 109, “Accounting for Income Taxes”. The difference between the financial statement and tax basis of assets and liabilities is determined annually. Deferred tax assets/liabilities are recorded based on the temporary difference between the financial statement carrying amounts and tax bases of assets and liabilities using enacted tax rates in effect for the years in which the differences are expected to reverse. This method allows for the recognition of deferred tax assets in the current period for the future benefit of net operating loss carryovers, and items for which expenses have been recognized for financial statement purposes, but will be deductible in future periods for income tax purposes. The Company established a valuation allowance equal to the deferred tax asset because of the uncertainty of future taxable income. The valuation reserve will be reversed in future periods when the Company generates taxable income.

Concentration of Cash

The Company maintains bank account balances, which, at times, may exceed insured limits. We have not experienced any losses with these accounts and believe the Company is not exposed to any significant credit risk on cash.

Impairment of Long-Lived Assets

The Company reviews its investments in long-lived assets to determine if there has been any impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable.  If the sum of the expected future cash flows is less than the carrying amount of the assets, the Company recognizes an impairment loss. No adjustment for impairment of value was recorded during the year ended December 31, 2005.

Note 3 - Investment

The Company has a thirty percent limited partnership interest in Worthington Hospitality, L.L.L.P. (Worthington) totaling $4,500,000. The investment was funded on December 7, 2005. The partnership currently has a Hilton hotel under construction in West Palm Beach, Florida. The partnership agreement provides for a preferential return of seven percent per annum on the capital contributions funded by the investors until such time as the hotel/partnership secures a temporary or permanent certificate of occupancy, at which time the preferential return shall cease to accrue. As of December 31, 2005, the $4,500,000 Investment in Worthington has been reduced by $21,575 for the preferential return on capital for December, 2005 and increased by $2,139 for partnership income for 2005. The Company will receive thirty percent of any monetary amounts paid out by the partnership and will be allocated thirty percent of all operating profits, non-operating profits and losses of the partnership.

Worthington started its operations September 14, 2005. At December 31, 2005 Worthington had a book value of $4,507,129 consisting of cash, land and construction in progress of $4,591,380 and accounts payable of $84,251. Another limited partner of Worthington is committed by terms of the partnership agreement to fund the additional $9,000,000 necessary to complete the construction and begin operation of the hotel. For the period September 14, 2005 through December 31, 2005 the partnership generated net income of $7,129 from net investing activity.

The general partner has exclusive responsibility for management of the partnership including the power to sell the hotel and land. Limited partners have no right or authority to conduct partnership business. The partnership agreement provides that, without the unanimous consent of the limited partners, the general partner cannot transfer less than 100% of the partnership interests. If the general partner decides to transfer 100% of the partnership interest in an “arm’s-length” transaction, he may require all of the partners to transfer all of their respective interest. Limited partners are not responsible for the expenses, liabilities or obligations of the partnership except as expressly assumed or guaranteed.

This investment is accounted for using the equity method. Upon completion of the hotel’s construction, the Company will calculate the difference between the book value of the investment and the underlying equity in the net assets per the Partnership and will appropriately account for such difference.

Note 4 - Unsecured Note Receivable

On December 7, 2005 the Company executed an unsecured convertible promissory note to Robjay Worthington, L.L.L.P., a Florida Limited Liability Limited Partnership (Borrower), in the principal sum of $900,000 at a three percent interest rate and term not to exceed ten years. Interest is payable quarterly at the Borrower’s option. The note provides a feature allowing the Company to convert the entire note into a five percent limited partnership interest in Worthington Hospitality, L.L.L.P. The conversion privilege period is January 2, 2007 to April 2, 2007. Management intends to exercise the conversion privilege.

Note 5 - Debenture Payable

The Company is the issuer of a $6,225,000 Secured Convertible Debenture (“the Debenture”) payable to Highgate House Funds, Ltd (“Holder”), dated December 2, 2005. The Debenture bears interest at the rate of 7%, which is accrued until maturity. The Debenture is due and payable in full, including accrued interest from inception, on December 1, 2010. Associated deferred financing costs in the amount of $43,725, net of $729 amortization, have been recorded as a non-current asset and is amortized over the term of the debenture.

The Debenture is convertible, at the option of the Holder, into common stock of the Company at a price per share equal to the lower of (i) $.50 (the “Fixed Price”) or (ii) eighty percent (80%) of the lowest closing bid price for the five (5) trading days immediately preceding the date of conversion or, if a special event of default occurs, at a price per share equal to eighty percent (80%) of the lowest closing bid price for the thirty (30) trading days immediately preceding the date of conversion. The shares of common stock issuable by the Company to the investor upon conversion of shares of the Debentures will not be registered initially under the Securities Act of 1933. The Company is obligated to register the resale of the conversion shares under the Securities and Exchange Act, pursuant to the terms of the Investor Registration Rights Agreement dated December 2, 2005. The Registration Rights Agreement calls for the Company to register the underlying securities no later than 180 after the execution of the Debenture agreement (this requirement has been extended to December 6, 2006) and use its best efforts to have the Initial Registration statement declared effective by the SEC no later than ninety days after the date filed.

In the event the Registration Statement is not filed by June 30, 2007 or is not declared effective within ninety days of the filing date, the Company will pay liquidated damages, to the Holder, a cash amount equal to two percent per month of the outstanding principal amount of the Debenture outstanding.

The debenture is secured by all of the assets and property of the Company including the investment in Worthington. Also, the Company has issued and deposited 500,000 shares of common stock (security stock) which are held by an escrow agent for distribution to the holder of the debenture when a conversion notice is received to convert all or a part of the convertible debenture plus accrued interest. The Company agrees that at any time the conversion price of the convertible debenture is such that the number of escrow shares for the convertible debenture is less than two times the number of shares of common stock that would be needed to satisfy full conversion of the convertible debenture then outstanding given the then current conversion price, the Company shall issue additional share certificates to the escrow agent so that the new number of escrow shares is equal to two times the full conversion shares.

In conjunction with the debenture, the Company issued warrants to the holder to purchase 3,735,000 shares of the Company’s common stock. The exercise price is a fixed price at $0.01 subject to adjustment in the same manner as the debenture. The holder may exercise the warrants at any time in whole or in part until the warrants expire on December 1, 2010.

Note 6 - Convertible Debentures - Derivative Financial Instruments

The Convertible Debenture issued in December 2, 2005, as discussed in Note 5, has been accounted for in accordance with SFAS No. 133 “Accounting for Derivative Instruments and Hedging Activities”, and the Emerging Issues Task Force (“EITF”) Abstract No. 00-19 (“EITF 00-19”), "Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company's Own Stock".

The Company has identified the above debenture has embedded derivatives. The embedded derivatives have been bifurcated from its respective host debt contract and accounted for as a derivative liability in accordance with EITF 00-19. When multiple derivatives exist within the convertible note, they have been bundled together as a single hybrid compound instrument in accordance with SFAS No. 133 Derivatives Implementation Group Implementation Issue No. B-15, “Embedded Derivatives: Separate Accounting for Multiple Derivative Features Embedded in a Single Hybrid Instrument.”

The embedded derivative within the convertible note has been recorded at fair value at the date of issuance; and is marked-to-market each reporting period with changes in fair value recorded to the Company's income statement as "Net change in derivative liability". The Company has utilized a third party valuation firm to fair value the embedded derivative using a layered discounted probability-weighted cash flow approach.

Derivative valuation

The fair value model utilized to value the various embedded derivatives in the convertible note, comprises multiple probability-weighted scenarios under various assumptions reflecting the economics of the convertible note, such as likelihood of conversion and or redemption, and likelihood default status and timely registration. At inception, the fair value of this single compound embedded derivative was bifurcated from the host debt contract and recorded as a derivative liability which resulted in a reduction of the initial notional carrying amount of the convertible note (as unamortized discount which will be amortized over the term of the note using the effective interest method).

The fair value of the derivative liability is subject to the changes in the trading value of the Company's common stock, as well as other factors. As a result, our financial statements may fluctuate from quarter-to-quarter based on factors, such as the price of our stock at the balance sheet date and the amount of shares converted by debenture holders. Consequently, our financial position and results of operations may vary from quarter-to-quarter based on conditions other than our operating revenues and expenses. At inception, the amount recorded as a derivative liability was $1,655,030. For the year ended December 31, 2005, the Company recorded a net increase in derivative liability of $16,477, increasing the liability to $1,671,507. The change in the fair value of the derivative liability from inception to December 31, 2005 of $16,477 has been included as other expense in the Company’s Statement of Operations.

Debt discounts

For the period from inception of the convertible note through the balance sheet date, the amortization of unamortized discount on the convertible note has been classified as interest expense in the accompanying statement of operations. At inception, the amount of discount recorded was $2,277,530. On December 31, 2005, $32,023 of this discount was amortized and included as interest expense in the Company’s Statement of Operations.

Note 7 - Income Taxes

The following table sets forth a reconciliation of the statutory federal income tax for the year ended December 31, 2005:

Loss before taxes	$(107,544)
Income tax benefit computed at statutory rates	$(36,565)
Permanent differences, nondeductible expenses	364
Preferential return on investment	7,336
Net increase in fair value of derivative liability, and
amortization of discount.	13,293
Increase in valuation allowance	15,573
$0

Deferred Income Taxes

The tax effects of the temporary differences between financial statement income and taxable income are recognized as a deferred tax asset and liability. Significant components of the deferred tax asset and liability as of December 31, 2005 are set forth below:

Deferred tax asset
Net operating loss carryforward	$10,456
Accrued payroll	4,250
Loan cost tax basis difference	867
Total deferred tax assets	15,573
Valuation allowance	(15,573)
Net deferred tax asset (liability)	$-

The Company has a net operating loss carry forward for federal income tax purposes estimated at $30,754 which expires in 2026.

Note 8 - Employment Agreement

On December 2, 2005, the Company entered into a three year employment agreement with Timothy J. Connolly, President and Chairman of the Board. The agreement has an automatic renewal provision for successive one year periods unless notice of intent not to renew is sent by the Company. The employment agreement provides for an annual salary of $150,000 per year.

Note 9 - Transactions with an Affiliate

The Company, from time to time, has transactions with an affiliate with the same shareholder. These transactions are primarily a result of payments made on behalf of the Company by the affiliate. As of December 31, 2005, the Company owed the affiliate $6,543 primarily for travel related expenses paid by the affiliate and properly invoiced to the Company. All expenses were reimbursed after year-end.

Note 10 - Subsequent Event

On June 7, 2006, the Company redeemed all of the issued and outstanding Series A preferred stock at a redemption value of $150,000. The redemption premium of $50,000 was recorded as a charge to operations.